Exhibit 8.1

List of subsidiaries of Huazhu Group Limited

List of Subsidiaries

I. Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)
China Lodging Holdings (HK) Limited (Hong Kong)
H World Holdings Singapore Pte. Ltd. (Singapore)
Sheen Step Group Limited (Seychelles)
CLG Special Investments Limited (Cayman Islands)
City Home Group Limited (Cayman Islands)
HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II. Indirectly-Owned Subsidiaries:

1.	100% Owned Subsidiaries
1.001	Starway Hotels (Hong Kong) Limited (Hong Kong)
1.002	Crystal Orange Hotel Holdings Limited (BVI)
1.003	Orange Hotel Hong Kong Limited (Hong Kong)
1.004	ACL Greater China Limited (Hong Kong)
1.005	Ibis China Investment Limited (Hong Kong)
1.006	TAHM Investment Limited (Hong Kong)
1.007	Huazhu Investment I Limited (Hong Kong)
1.008	Huazhu Investment II Limited (Hong Kong)
1.009	Starway Hotel Holdings Limited (BVI)
1.010	Hi Inn Hotel Holdings Limited (BVI)
1.011	Hi Inn Hotel (Hong Kong) Limited (Hong Kong)
1.012	Starway Lodging (Hong Kong) Limited (Hong Kong)
1.013	City Home Investment Limited (Hong Kong)
1.014	Huazhu K.K. (Japan)
1.015	Huazhu Investment GmbH (Germany)
1.016	DH Group GmbH & Co. KG (Germany)
1.017	Huazhu Hospitality Inc (BVI)
1.018	Huazhu Hospitality (Hong Kong) Limited (Hong Kong)
1.019	Steigenberger Hotels Aktiengesellschaft (Germany)
1.020	IntercityHotel GmbH (Germany)
1.021	H.E.A.D. HOTEL EQUIPMENT AND DESIGN GmbH (Germany)
1.022	Sourcify GmbH (Germany)
1.023	Steigenberger Consulting GmbH (Germany)
1.024	D.H. Deutsche Hospitality GmbH (Germany)
1.025	Jaz Hotel GmbH (Germany)
1.026	Steigenberger Spa GmbH (Germany)
1.027	MAXX Hotel GmbH (Germany)
1.028	STAG Hotelverwaltungs-Gesellschaft mbH (Austria)
1.029	Steigenberger Hotels AG (Switzerland)
1.030	STAG Hotels Netherlands B.V. (Netherlands)
1.031	Scheveningen Hotel Holding B.V. (Netherlands)
1.032	STAG Belgium N.V. (Belgium)
1.033	Steigenberger Italia S.r.l. (Italy)
1.034	Steigenberger DMCC (UAE)
1.035	Tunisian Hospitality Group SARL (Tunisia)
1.036	Zleep Hotel GmbH (Germany)
1.037	STAG Hotels Hungary Szállodaipari Kft. (Hungary)
1.038	Deutsche Hospitality Hotels Spain S.L. (Spain)
1.039	Steigenberger Akademie GmbH (Germany)
1.040	STEIGENBERGER HOTELFACHSCHULE GmbH (Germany)
1.041	Steigenberger Berufsfachschule für Assistenten im Hotel- und Tourismusmanagement gGmbH (Germany)

1.042	STEIGENBERGER HOTELBERUFSFACHSCHULE GmbH (Germany)
1.043	Yagao Meihua Hotel Management Co., Ltd.
1.044	Tianjin Yagao Hotel Management Co., Ltd.
1.045	Starway Hotel Management (Shanghai) Co., Ltd.
1.046	Orange Hotel Management (China) Co., Ltd.
1.047	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
1.048	Beijing Orange Times Softwares Technology Co., Ltd.
1.049	Yiju (Shanghai) Hotel Management Co., Ltd.
1.050	Shanghai HanTing Hotel Management Group, Ltd.
1.051	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.052	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.053	Huazhu (Hainan) Hotel Management Co., Ltd
1.054	Shanghai Huaxiang Catering Management Co., Ltd.
1.055	Hai Haiyou Hotel Management (Ningbo) Co., Ltd.
1.056	Xingji Hotel Management (Ningbo) Co., Ltd.
1.057	Suzhou Ibis Hotel Limited
1.058	Nanjing Yiya Hotel Management Co., Limited
1.059	Wuxi Ibis Hotel Limited
1.060	Tianjin Ibis Hotel Limited
1.061	Chengdu Kehua Ibis Hotel Limited
1.062	Chengdu Ibis Hotel Limited
1.063	Ya’an Ibis Hotel Limited
1.064	Huasu (Hainan) Enterprise Management Co., Ltd.
1.065	Jizhu Information Technology (Shanghai) Co., Ltd.
1.066	Huazhu Hotel Management (Ningbo) Co., Ltd.
1.067	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.
1.068	Shanghai Chengge Hotel Management Co., Ltd.
1.069	Huazhu Hotel Management (Shenzhen) Co., Ltd.
1.070	Shanghai Shuohong Hotel Management Co., Ltd.
1.071	Shanghai Ibis Hotel Management Co., Limited
1.072	Nanjing Meiyue Hotel Management Co., Ltd.
1.073	Xi’an Anruosi Hotel Management Co., Ltd.
1.074	Xi’an Yusi Hotel Management Co., Ltd.
1.075	Ibis Xiamen Hotel Limited
1.076	Tianjin Jingjingjing Catering Service Co., Ltd.
1.077	Beijing Yaoting Hotel Management Co., Ltd.
1.078	Beijing Xiting Hotel Management Co., Ltd.
1.079	Shanghai Meiting Hotel Management Co., Ltd.
1.080	Shanghai Yiju Hotel Management Co., Ltd. （上海逸居酒店管理有限公司）
1.081	Wuxi Yiju Hotel Management Co., Ltd.
1.082	Shanghai Yate Hotel Management Co., Ltd.
1.083	Shanghai Songting Hotel Management Co., Ltd.
1.084	Shanghai Xinting Hotel Management Co., Ltd.（上海鑫庭酒店管理有限公司）
1.085	Shanghai Qinting Hotel Management Co., Ltd. （上海沁庭酒店管理有限公司）
1.086	Shanghai Lingting Hotel Management Co., Ltd.
1.087	Shanghai Xinting Hotel Management Co., Ltd.（上海新庭酒店管理有限公司）
1.088	Shanghai Pengting Hotel Management Co., Ltd.
1.089	Shanghai Luting Hotel Management Co., Ltd.
1.090	Shanghai Haoting Hotel Management Co., Ltd. （上海灏庭酒店管理有限公司）
1.091	Shanghai Yuyi Hotel Management Co., Ltd.
1.092	Shanghai Changting Hotel Management Co., Ltd.（上海长庭酒店管理有限公司）
1.093	Shanghai Guiting Hotel Management Co., Ltd.
1.094	Shanghai Jiating Hotel Management Co., Ltd.
1.095	Shanghai Senting Hotel Management Co., Ltd.
1.096	Shanghai Xiting Hotel Management Co., Ltd.
1.097	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.098	Shanghai Aiting Hotel Management Co., Ltd.
1.099	Shanghai Yiju Hotel Management Co., Ltd. （上海宜居酒店管理有限公司）
1.100	Shanghai Qinting Hotel Management Co., Ltd. （上海钦庭酒店管理有限公司）

1.101	Shanghai Changting Hotel Management Co., Ltd.（上海畅庭酒店管理有限公司）
1.102	Hangzhou Muting Hotel Management Co., Ltd.
1.103	Hangzhou Anting Hotel Management Co., Ltd.
1.104	Hangzhou Qiuting Hotel Management Co., Ltd.
1.105	Hangzhou Yishitan Investment and Management Co., Ltd.
1.106	Hangzhou Senting Hotel Management Co., Ltd.
1.107	Hangzhou Hemei Hanting Hotel Co., Ltd.
1.108	Nanjing Ningru Hotel Management Co., Ltd.
1.109	Beijing Zhongting Hotel Management Co., Ltd.
1.110	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.111	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.112	Beijing Dongting Hotel Management Co., Ltd.
1.113	Beijing Jiating Hotel Management Co., Ltd.
1.114	Beijing Anting Hotel Management Co., Ltd.
1.115	Beijing Yueting Hotel Management Co., Ltd.
1.116	Tianjin Yiting Hotel Management Co., Ltd.
1.117	Tianjin Xingting Hotel Management Co., Ltd.
1.118	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.119	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.120	Xi’an Fengting Hotel Management Co., Ltd.
1.121	Jinan Hanting Hotel Management Co., Ltd.
1.122	Zibo HanTing Hotel Management Co., Ltd.
1.123	Xiamen Wuting Hotel Co., Ltd.
1.124	Xiamen Tingju Hotel Co., Ltd.
1.125	Xiamen Xiating Hotel Co., Ltd.
1.126	Guangzhou Chengting Hotel Management Co., Ltd.
1.127	Guangzhou Shangbin Hotel Co., Ltd.
1.128	Guangzhou Mengting Hotel Management Co., Ltd.
1.129	Guangzhou Huiting Hotel Management Co., Ltd.
1.130	Guangzhou Meiting Hotel Management Co., Ltd.
1.131	Shenzhen Shenting Hotel Management Co., Ltd.
1.132	Shenzhen HanTing Hotel Management Co., Ltd.
1.133	Nanchang Yinting Hotel Management Co., Ltd.
1.134	Taiyuan Hanting Jiangnan Hotel Management Co., Ltd.
1.135	Wuhan Changting Hotel Management Co., Ltd.
1.136	Wuhan HanTing Hotel Management Co., Ltd.
1.137	Shenyang Maruika Hotel Management Co., Ltd.
1.138	Kunming Xiting Hotel Management Co., Ltd.
1.139	Baotoushi Anting Hotel Management Co., Ltd.
1.140	Huazhu Hotel Management Co., Ltd.
1.141	Hanting Technology (Suzhou) Co., Ltd.
1.142	Tianjin Huasu Enterprise Management Co., Ltd.
1.143	Shanghai Keting E-Commerce Co., Ltd.
1.144	Shanghai Huazhu Commercial Factoring Co., Ltd.
1.145	Shanghai Zhiyu Information Consulting Co., Ltd.
1.146	Shanghai Huazhu Hanting Xiyue Enterprise Management Co., Ltd.
1.147	Jiangsu Youxiang Financial Consulting Co., Ltd.
1.148	Banma Yigou E-Commerce Co., Ltd.
1.149	Shanghai Huiting Hotel Management Co., Ltd. （上海荟庭酒店管理有限公司）
1.150	Shanghai Huiyue Hotel Management Co., Ltd.
1.151	Shanghai Fanting Hotel Management Co., Ltd.
1.152	Shanghai Yinting Hotel Management Co., Ltd.
1.153	Shanghai Minting Hotel Management Co., Ltd.
1.154	Shanghai Rongting Hotel Management Co., Ltd.
1.155	Shanghai Guangting Hotel Management Co., Ltd.
1.156	Shanghai Lanting Hotel Management Co., Ltd.
1.157	Shanghai Baiting Hotel Management Co., Ltd.
1.158	Shanghai HanTing Service Apartment Hotel Management Co., Ltd.
1.159	Shanghai Jiangting Hotel Management Co., Ltd.

1.160	Shanghai Xingting Hotel Management Co., Ltd.
1.161	Shanghai Baoting Hotel Management Co., Ltd.
1.162	Shanghai Fangpu Hotel Management Co., Ltd.
1.163	Shanghai Manao Hotel Management Co., Ltd.
1.164	Hangzhou Pingting Hotel Management Co., Ltd.
1.165	Hangzhou Wenxuan Hotel Management Co., Ltd.
1.166	Hangzhou Miaoting Hotel Management Co., Ltd.
1.167	Jinan Luoting Hotel Management Co., Ltd.
1.168	Xi’an Yahua Hotel Management Co., Ltd.
1.169	Nanjing Quanji Hotel Management Co., Limited
1.170	Kunshan Siting Enterprise Management Co., Ltd.
1.171	Kunshan Bizhu Enterprise Management Co., Ltd.
1.172	Hangzhou Yilai Hotel Chain Co., Ltd.
1.173	Huazhu Enterprise Management Co., Ltd.
1.174	Shanghai Aiqu Enterprise Management Co., Ltd.
1.175	Shanghai Wuqin Equity Fund Co., Ltd.
1.176	Huazhu Investment (Shanghai) Co., Ltd.
1.177	Shanghai Jijing Catering Co., Ltd.
1.178	Shanghai Yiju Hotel Management Co., Ltd. （上海宜桔酒店管理有限公司）
1.179	Shanghai Shangting Hotel Management Co., Ltd.
1.180	Shanghai Hongting Hotel Management Co., Ltd.
1.181	Shanghai Duting Hotel Management Co., Ltd.
1.182	Shanghai Hongxi Hotel Management Co., Ltd.
1.183	Shanghai Haoting Hotel Management Co., Ltd. （上海郝庭酒店管理有限公司）
1.184	Shanghai Tongji Hotel Management Co., Ltd.
1.185	Shanghai Chunting Hotel Management Co., Ltd.
1.186	Shanghai Moting Hotel Management Co., Ltd.
1.187	Hangzhou Ansheng Hotel Management Co., Ltd.
1.188	Hangzhou Heju Hanting Hotel Co., Ltd.
1.189	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.190	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.191	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.192	Beijing Dongnian Hotel Co., Ltd.
1.193	Zhuhai Manneijiali Investment Development Company Limited
1.194	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.
1.195	Guangzhou Didu Hotel Management Co., Ltd.
1.196	Guangzhou Bihua Hotel Management Co., Ltd.
1.197	Shanghai Hegao Hotel Management Co., Ltd.
1.198	Tianjin Lanyuan Hotel Management Co., Ltd.
1.199	Shenzhen Chengxuan Hotel Management Co., Ltd.
1.200	Shenzhen Qiquan Hotel Management Co., Ltd.
1.201	Shenzhen Quanji Shennan Hotel Management Co., Ltd.
1.202	Nantong Botong Hotel Co., Ltd.
1.203	Shanghai Jizhu Investment Management Co., Ltd.
1.204	Kunshan Hanka Catering Management Co., Ltd.
1.205	Ningbo Huating Investment Consulting Co., Ltd.
1.206	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.207	Shanghai Huazhu Chengxing Management Consulting Co., Ltd.
1.208	Shanghai Yate Zhongtan Hotel Management Co., Ltd.
1.209	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.210	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.211	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.212	Beijing Qitian Holiday Hotel Co., Ltd.
1.213	Beijing Crystal Orange Hotel Management Co., Ltd.
1.214	Beijing Orange Times Hotel Management Co., Ltd.
1.215	Beijing Crystal Orange Times Hotel Management Co., Ltd.
1.216	Shanghai Juchao Department Management Co., Ltd.
1.217	Guiyang Yangguang Hotel Management Co., Ltd.
1.218	Beijing Yuecheng Hotel Management Co., Ltd.

1.219	Hangzhou Yuecheng Hotel Management Co., Ltd.
1.220	He Garden Hotel (Beijing) Co., Ltd.
1.221	Xi 'an Chengjia Fukai Hotel Management Co., Ltd.
1.222	Shanghai Shiju Catering Service Co., Ltd.
1.223	Tianjin Mengguang Information Technology Co., Ltd.
1.224	Ningbo Futing Enterprise Management Co., Ltd.
1.225	Huanmei Information Technology (Shanghai) Co., Ltd.
1.226	Huanmei International Travel Service (Shanghai) Co., Ltd.
1.227	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.228	Beijing Hanting Hotel Management Co., Ltd.
1.229	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.230	Tianjin Huazhu Finance Leasing Co., Ltd.
1.231	Jiangsu Keting Commercial and Trade Co., Ltd
1.232	Ningbo Jishi Investment Management LLP
1.233	Ningbo Jisu Investment Management LLP
1.234	Ningbo Qiji Galaxy Investment Management Center LLP
1.235	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
1.236	Shanghai Keting Cultural Communication Co., Ltd.
1.237	Shanghai Blossom House Investment Management Co., Ltd.
1.238	Shanghai Blossom Hotel Management Co., Ltd.
1.239	Shanghai Changguan Investment Management Co., Ltd.
1.240	Kunshan Blossom Commercial and Trading Co., Ltd.
1.241	Wuxi Blossom House Culture Tourism Investment Co., Ltd.
1.242	Suzhou Blossom Hotel Investment Management Co., Ltd.
1.243	Huzhou Blossom House Hotel Investment Management Co., Ltd.
1.244	Ningbo Blossom House Hotel Management Co., Ltd.
1.245	Lijiang Blossom House Hotel Management Co., Ltd.
1.246	Diqingzhou Blossom House Hotel Management Co., Ltd.
1.247	Guangzhou Huange Hotel Management Co., Ltd.

2.	Majority-Owned Subsidiaries
2.01	Elan Hotel Holdings Limited (BVI)	89.13%	equity interests owned by	China Lodging Holdings (HK) Limited
2.02	Elan Hotel (Hong Kong) Limited (Hong Kong)	100%	equity interests owned by	Elan Hotel Holdings Limited (BVI)
2.03	Jihao Hotel Management (Shanghai) Co., Ltd.	100%	equity interests owned by	Elan Hotel (Hong Kong) Limited (Hong Kong)
2.04	Shanghai Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.05	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.06	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.07	Xiamen Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.08	Fuzhou Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.09	Wuhan Liye Yuchuang Enterprises Management Co., Ltd.	100%	equity interests owned by	Shanghai Yuchuang Investment Management Co. Ltd.
2.10	Changxing Longguan Culture Development Co., Ltd.	100%	equity interests owned by	Shanghai Longhua Investment Management Co. Ltd.
2.11	Shanghai Mengxu Intelligent Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.12	Beijing Tiandui Information Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.13	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.14	Jiaozuo Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.15	Hangzhou Yuexi Hotel Management Co., Ltd.	91.83%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.16	Suzhou Blossom House Hotel Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.17	Kunshan Zhouzhuang Blossom House Hotel Investment Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.18	Sichuan Blossom House Hotel Investment Management Co., Ltd.	51%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.19	Shanghai Longhua Investment Management Co., Ltd.	51%	equity interests owned by	Shanghai Changguan Investment Management Co., Ltd.

2.20	Guangzhou Yahua Puxin Hotel Co., Ltd.	80%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.21	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.22	Wuhu Jiangting Hotel Management Co., Ltd.	99.97%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.23	Shanghai Suting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.24	Nanjing Yangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.25	Beijing Hanting Oriental Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.26	Urumqi Luting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.27	Urumqi Qiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.28	Chongqi Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.29	Xi’an Shengting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.30	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.31	Shanghai Liansheng Hotel Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.32	Chengdu Changting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.33	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.34	Chengdu Yuting Hotel Management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.35	Shanghai Huiting Hotel Management Co., Ltd. （上海辉庭酒店管理有限公司）	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.36	Wuxi Hanting Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.37	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.38	Changsha Changting Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.39	Jinan Hanjia Hotel Management Co., Ltd.	99%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.40	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.41	Nanjing Zhuting Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.42	Hangzhou Chenji Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.43	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.44	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.45	Suzhou Zhujiangnan Hotel Management Co., Ltd.	66%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.46	Shanghai Huawei Education Technology Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.47	Beijing Huazhu Ruijing Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.48	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.49	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.50	Xi’an Quanji Maoting Hotel Management Co., Ltd.	51%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.51	Yongle Huazhu Hotel & Resort Group	50%	equity interests owned by	Huazhu Hospitality (Hong Kong) Limited
2.52	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.	85%	equity interests owned by	Hanting (Shanghai) Enterprise Management Co., Ltd.
2.53	Shenzhen Shijie Chengjia Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.54	Shanghai Ruicheng Hotel Management Co., Ltd.	50%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.55	Shanghai Shenzhou Business Travel Hotel Co., Ltd.	100%	equity interests owned by	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.
2.56	Shanghai Yuchuang Investment Management Co. Ltd.	91.67%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.57	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.58	Nanjing Starway Hotel Management Co., Ltd.	95%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.59	Beijing Hualige Hotel Management Co., Ltd.	40%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.60	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
2.61	Shanghai Hua Yu Zhou enterprise Management Co., Ltd.	55%	equity interests owned by	Huazhu Enterprise Management Co., Ltd.
2.62	H-World Information and Technology Co., Ltd.	86.85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.63	Nanjing Jinlv Huazhu Mingri City Hotel Co., Ltd.	100%	equity interests owned by	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.

2.64	Shanghai Xingqing Hotel Management Co., Ltd.	30%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd., and 60% equity interests controlled by Hanting Xingkong (Shanghai) Hotel Management Co., Ltd.
2.65	Shanghai Qiting Hotel Management Co., Ltd.	99.9999%	equity interests owned by	Ningbo Hongting Investment Management Center LLP, and 0.0001% equity interests owned by Ningbo Huating Investment Consulting Co., Ltd.
2.66	Kunshan Jizhu Enterprise Management Co., Ltd.	99.99%	equity interests owned by	Ningbo Hongting Investment Management Center LLP, and 0.01% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.67	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd., and 35% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.68	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.	39%	equity interests owned by	Huazhu Hotel Management Co., Ltd., and 15% equity interests owned by Ningbo Futing Enterprise Management Co., Ltd.
2.69	Ningbo Hongting Investment Management Center LLP			Ningbo Qiji Galaxy Investment Management Center LLP acts as the GP and holds 12.09% of partnership share, Huazhu Hotel Management Co., Ltd. acts as the LP and holds 27.91% of partnership share